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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 24, 1998

                         BOWMAR INSTRUMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
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
    Indiana                         1-4817                      35-0905052
(State or Other                (Commission File                (IRS Employer
Jurisdiction of                    Number)                Identification Number)
Incorporation)
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                            3601 E. University Drive
                            Phoenix, Arizona  85034
                    (Address of Principal Executive Office)

     Registrant's telephone number, including area code:  (602) 437-1520




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ITEM 5. OTHER EVENTS.

   On May 3, 1998, Bowmar Instrument Corporation, an Indiana corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") with Electronic Designs, Inc., a Delaware corporation ("EDI"), and Bravo Acquisition Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Acquisition Subsidiary"), pursuant to which Acquisition Subsidiary will merge with and into EDI and EDI will be the surviving, wholly owned subsidiary corporation of the Company (the "Merger"). The Agreement originally provided that each issued and outstanding share of EDI's common stock, par value $.01 per share, would be converted into the right to receive 1.375 shares of the Company's Common Stock, stated value $0.10 per share, (the "Exchange Ratio"). On August 24, 1998, the Agreement was amended to provide for a change in the Exchange Ratio from 1.375 to 1.275 and to make certain other changes. The parties previously amended the Agreement on June 9, 1998 to make certain changes, including those concerning the accounting treatment of the Merger. In connection with the August 24, 1998 amendment, the parties also agreed to certain changes to accommodate purchase accounting for the Merger.

   The foregoing description of the Agreement, the amendments to the Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement (filed as Exhibit 2 to the Company's Current Report on Form 8-K filed on May 6, 1998 and incorporated herein by reference) and to the amendments filed as Exhibits 2.1 and 2.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     The following exhibits are filed with this report:

         EX - 2.1.    Amendment to Agreement and Plan of Merger, dated as
of June 9, 1998, by and among Bowmar Instrument Corporation, Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc. (Previously filed as Exhibit 2.1A to the Company's Registration Statement on Form S-4 filed June 11, 1998, and incorporated herein by this reference).

         EX - 2.2.    Second Amendment to Agreement and Plan of Merger,
dated as of August 24, 1998, by and among Bowmar Instrument Corporation, Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc.

         EX - 99.     Joint press release issued by Bowmar Instrument
Corporation and Electronic Designs, Inc. on August 25, 1998.





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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BOWMAR INSTRUMENT CORPORATION


Date: August 28, 1998               By: /s/ HAMID SHOKRGOZAR
                                        ---------------------------------------
                                       Hamid Shokrgozar
                                       President and Chief Executive Officer





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                                 EXHIBIT INDEX

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EXHIBIT NO.                                        DESCRIPTION
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
EX - 2.1.        Amendment to Agreement and Plan of Merger, dated as of June 9, 1998, by and among Bowmar Instrument Corporation,
                 Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc. (Previously filed as Exhibit 2.1A to the Company's
                 Registration Statement on Form S-4 filed June 11, 1998, and incorporated herein by this reference).

EX - 2.2.        Second Amendment to Agreement and Plan of Merger, dated as of August 24, 1998, by and among Bowmar Instrument
                 Corporation, Bravo Acquisition Subsidiary, Inc. and Electronic Designs, Inc.

EX - 99.         Joint press release issued by Bowmar Instrument Corporation and Electronic Designs, Inc. on August 25, 1998.
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